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		UNITES STATES
	SECURITIES AND EXCHANGE COMMISSION
		Washington, D.C. 20549



	GENERAL FORM FOR REGISTRATION OF SECURITIES
Pursuant to Section 12(b) or (g) of the Securites Exchange
		      Act of 1934


		RCC HOLDINGS CORP
______________________________________________________
(Exact Name of Registrant as specified in its charter)


COLORADO				13-1026995
______________________________________________________
(State of Incorporation)		(I.R.S. EIN)


2058 NORTH MILLS AVE, STE 341, CLAREMONT, CA 91711
______________________________________________________
(Address of principle offices)


(310) 823-0181
_____________________________________________________
Registrant's Telephone Number, including area code



Securities to be registed pursuant ot Section 12 (b) of the Act:


Title of 			Name of each exchange
each class			on which each class
to be so			is to be registered
registered
______________________________________________________

COMMON STOCK			PCX

CLASS A PREFERRED STOCK		PCX






Securities to be registered pursuant to Section 12(g) of the Act:


COMMON STOCK, $5.00 PER SHARE, 5,000,000 SHARES

CLASS A PREFERRED STOCK, PAR VALUE OF $5.50 PER SHARE, 500,000 SHARES







		Persons who respond to the collection of information contained in this form are not required to respond
SEC 1396 (3-03)	unless the form displays a valid OMB Control Number.




			SIGNATURES

	Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


						RCC HOLDINGS CORP
						__________________


Date: OCTOBER 17, 2003			       	   /s/ Jason Majeski
						BY:__________________
						Signature

						Jason Majeski
						VP Adm.